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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   October 3, 2001

                                ---------------

                              NOVOSTE CORPORATION
            (Exact name of registrant as specified in its charter)
            ------------------------------------------------------


          Florida                      0-20727                     59-2787476
----------------------------         ------------                ---------------
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)                Identification)


              3890 Steve Reynolds Blvd., Norcross, GA          30093
             ------------------------------------------      ----------
              (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code    (770) 717-0904
                                                           -----------------



         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements And Exhibits.
-------------------------------------------

     (c)  Exhibits.

       99.1 Copy of letter, dated September 25, 2001, from the Registrant to the shareholders of the Registrant.

Item 9.  Regulation FD Disclosure
---------------------------------

     In accordance with General Instruction B.2 of Form 8-K, the attached exhibit shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The attached Exhibit 99.1 is hereby furnished pursuant to Item 9 of Form 8-K for purposes of Regulation FD disclosure.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                             NOVOSTE CORPORATION
                                                             -------------------
                                                                    (Registrant)

                                                By:    /S/ EDWIN B. CORDELL, JR.
                                                      --------------------------
                                                           Edwin B. Cordell, Jr.
                                                        Vice President - Finance
Date:  October 3, 2001
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EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBITS
-------     -----------------------
99.1        Copy of letter, dated September 25, 2001, from Novoste Corporation to the shareholders of Novoste Corporation.